The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- NON FULL DOC

Balances as of 8/01/04

Total Current Balance:	330,204,973
Total Original Balance:	330,329,061

Number Of Loans:	925

			Minimum	Maximum
Average Current Balance:	$356,978.35		$46,800.00	$1,592,829.41
Average Original Amount:	$357,112.50		$46,800.00	$1,600,000.00

Weighted Average Gross Coupon:	1.751%		1.250	4.988%
Weighted Average Gross Margin:	2.948%		2.200	3.700%
Weighted Average Max Int Rate:	10.003%		9.950	10.500%

Weighted Average Original Ltv:	72.26%		18.18	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	702		620	816

Weighted Average Original Term:	388	months	180	480	months
Weighted Average Remaining Term:	387	months	178	479	months
Weighted Average Seasoning:	1	months	1	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	93.36 % California, 2.53 % Arizona, 1.13 % New Jersey
Maximum Zip Code Concentration ($):	1.11% 92154 (San Diego, CA)

First Pay Date:			Jul 01, 2004	Aug 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2019	Jul 01, 2044

Table

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
46,800 - 50,000	1	46,800.00	0.01
50,001 - 100,000	16	1,445,791.81	0.44
100,001 - 150,000	63	8,129,620.75	2.46
150,001 - 200,000	85	15,003,910.59	4.54
200,001 - 250,000	107	24,562,452.78	7.44
250,001 - 300,000	124	34,827,600.55	10.55
300,001 - 350,000	134	43,373,048.99	13.14
350,001 - 400,000	113	42,391,972.57	12.84
400,001 - 450,000	61	25,922,080.59	7.85
450,001 - 500,000	67	32,155,281.72	9.74
500,001 - 550,000	39	20,639,804.70	6.25
550,001 - 600,000	40	23,239,467.62	7.04
600,001 - 650,000	16	10,151,911.73	3.07
650,001 - 700,000	20	13,437,151.59	4.07
700,001 - 750,000	12	8,790,583.40	2.66
750,001 - 800,000	7	5,518,500.00	1.67
800,001 - 850,000	5	4,154,105.46	1.26
850,001 - 900,000	1	870,000.00	0.26
900,001 - 950,000	3	2,777,600.86	0.84
950,001 - 1,000,000	6	5,924,458.08	1.79
1,050,001 - 1,100,000	2	2,175,000.00	0.66
1,450,001 - 1,500,000	1	1,500,000.00	0.45
1,550,001 - 1,592,829	2	3,167,829.41	0.96
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	94,183.28	0.03
360	720	252,002,314.21	76.32
420	1	338,000.00	0.10
480	203	77,770,475.71	23.55
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
178 - 180	1	94,183.28	0.03
351 - 360	720	252,002,314.21	76.32
411 - 420	1	338,000.00	0.10
471 - 479	203	77,770,475.71	23.55
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	423	211,293,243.48	63.99
CON	502	118,911,729.72	36.01
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	665	237,516,745.26	71.93
PUD	139	59,299,768.97	17.96
Condominium	121	33,388,458.97	10.11
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	826	305,262,224.83	92.45
Investor	89	21,424,720.09	6.49
Second Home	10	3,518,028.28	1.07
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	495	166,621,743.92	50.46
Purchase	223	92,490,798.58	28.01
Rate/Term Refinance	207	71,092,430.70	21.53
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	673	258,371,782.51	78.25
Express Documentation	183	52,967,837.72	16.04
Alternative Documentation	69	18,865,352.97	5.71
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
18.18 - 20.00	1	100,000.00	0.03
20.01 - 25.00	2	265,000.00	0.08
25.01 - 30.00	3	606,500.00	0.18
30.01 - 35.00	12	2,208,627.02	0.67
35.01 - 40.00	17	2,831,110.19	0.86
40.01 - 45.00	22	6,476,526.74	1.96
45.01 - 50.00	24	10,061,022.45	3.05
50.01 - 55.00	32	8,416,782.61	2.55
55.01 - 60.00	55	19,764,846.13	5.99
60.01 - 65.00	53	20,736,834.02	6.28
65.01 - 70.00	97	35,673,382.21	10.80
70.01 - 75.00	182	72,326,364.69	21.90
75.01 - 80.00	336	122,970,474.33	37.24
80.01 - 85.00	19	5,453,356.72	1.65
85.01 - 90.00	70	22,314,146.09	6.76
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	37	8,365,868.25	2.53
California	833	308,281,621.01	93.36
Colorado	4	1,068,000.00	0.32
Connecticut	1	139,180.42	0.04
Illinois	4	959,619.31	0.29
Missouri	2	216,470.11	0.07
Nevada	1	362,000.00	0.11
New Jersey	13	3,732,500.00	1.13
New York	3	994,449.03	0.30
Oregon	9	1,802,485.71	0.55
Rhode Island	4	732,500.00	0.22
Virginia	1	253,000.00	0.08
Washington	13	3,297,279.36	1.00
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	648	245,921,633.52	74.48
1.501 - 2.000	76	18,044,149.00	5.46
2.001 - 2.500	79	24,676,197.00	7.47
3.501 - 4.000	12	5,464,918.87	1.66
4.001 - 4.500	89	29,295,605.89	8.87
4.501 - 4.988	21	6,802,468.92	2.06
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	658	237,557,478.99	71.94
10.001 - 10.500	267	92,647,494.21	28.06
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	21	9,714,784.44	2.94
2.501 - 3.000	498	195,337,251.44	59.16
3.001 - 3.500	376	118,793,922.50	35.98
3.501 - 3.700	30	6,359,014.82	1.93
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	21	9,714,784.44	2.94
2.501 - 3.000	498	195,337,251.44	59.16
3.001 - 3.500	376	118,793,922.50	35.98
3.501 - 3.700	30	6,359,014.82	1.93
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	925	330,204,973.20	100.00
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	4	1,943,250.00	0.59
621 - 640	87	32,189,357.63	9.75
641 - 660	120	41,501,119.43	12.57
661 - 680	143	49,166,928.79	14.89
681 - 700	146	52,787,650.02	15.99
701 - 720	99	38,221,456.66	11.58
721 - 740	81	27,278,259.53	8.26
741 - 760	83	30,842,097.50	9.34
761 - 780	82	30,782,864.97	9.32
781 - 800	67	22,164,531.12	6.71
801 - 816	13	3,327,457.55	1.01
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	925	330,204,973.20	100.00
Total	925	330,204,973.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	925	330,204,973.20	100.00
Total	925	330,204,973.20	100.00